EXHIBIT 10.2 (g)



                    SIXTH ADDENDUM TO AMENDED LOAN AGREEMENT

     The Sixth Addendum to Amended Loan Agreement (hereinafter referred to as "Sixth Addendum") is made and entered into as of this 27th day of June, 1996, as a Sixth Addendum to the Amended Loan Agreement (hereinafter referred to as "Agreement") dated February 2, 1995, with an Addendum to Amended Loan Agreement dated May 17, 1995 (hereinafter referred to as "First Addendum"), with a Second Addendum to Amended Loan Agreement dated June 15, 1995 (hereinafter referred to as "Second Addendum"), with a Third Addendum to Amended Loan Agreement dated July 15, 1995 (hereinafter referred to as "Third Addendum"), and with a Fourth Addendum to Amended Loan Agreement dated August 11, 1995 (hereinafter referred to as "Fourth Addendum"), and with a Fifth Addendum to Amended Loan Agreement dated May 15, 1996 (hereinafter referred to as "Fifth Addendum") by and among United Cattle Company (hereinafter referred to as "Borrower"), United Market Services Company, and Norwest Agricultural Credit, Inc. (hereinafter referred to as "NAC"), copies of which Agreement, First Addendum, Second Addendum, Third Addendum, Fourth Addendum and Fifth Addendum are by this reference incorporated as if fully set forth herein.

                                R E C I T A L S:

     WHEREAS, Borrower desires an extension of the June 15, 1996, termination date of the conditional line of credit; and

     WHEREAS, NAC is willing to provide such an extension based on the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed by and between the parties as follows:


     1. INCORPORATION OF RECITALS AND AGREEMENT: The parties hereto incorporate as part of the Sixth Addendum the foregoing recitals and
make         the same a part of the Sixth Addendum and, similarly, incorporate
by            reference, the Agreement, First Addendum, Second Addendum, Third
Addendum,         Fourth Addendum and Fifth Addendum referred to hereinabove.

     2. EXTENDED DUE DATE: All references to a conditional line of credit existing through "June 15, 1995", are hereby modified to be references to "August 15, 1996".

     3. COVENANTS: Borrower acknowledges that it is in default with regard to covenants concerning stockholders' equity and ratio of EBITDA to interest, and that failure to exercise its remedies relative thereto prior to and including the date hereof is in no manner to be construed to be a waiver of such rights by NAC.

     4.  INCORPORATION OF TERMS:  Except to the extent specifically referenced
and         modified by this Sixth Addendum, all of the remaining terms and
conditions         of the Agreement, the First Addendum, Second Addendum, Third
Addendum,          Fourth Addendum and Fifth Addendum remain in full force and
the effect,         including, but  not limited to, the obligations of Borrower
and Guarantor         as set forth therein.

IN WITNESS WHEREOF, this Sixth Addendum has been executed by the parties hereto the date and year hereinabove written.

                                       NORWEST AGRICULTURAL CREDIT, INC.



                                       By          Peter Atkins
                                          --------------------------
                                          Its      Vice President
                                              ----------------------


                                       UNITED CATTLE COMPANY



                                       By       H. M. Blair
                                          -----------------------------------
                                           Its   Treasurer & Ass't. Secretary
                                               ------------------------------

                                       UNITED MARKET SERVICES COMPANY



                                       By       Dean Bachelor
                                          ----------------------------------
                                           Its   Chief Executive Officer
                                               -----------------------------





                                      23